BLACKROCK FUNDS II

BlackRock Low Duration Bond Portfolio

(the “Fund”)

Supplement dated May 19, 2015 to the

Prospectus dated January 28, 2015

Effective immediately, the following changes are made to the Fund’s Prospectus:

The Fund’s Prospectus is amended by adding the following as an “Other Strategy” of the Fund:

Collateralized Debt Obligations (Low Duration Fund) — The Fund may invest up to 10% of its assets in collateralized debt obligations (“CDOs”), including collateralized loan obligations (“CLOs”). CDOs are types of asset-backed securities. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.

The Fund’s Prospectus is amended by adding the following as an “Other Risk” of the Fund:

Collateralized Debt Obligations Risk (Low Duration Fund) — In addition to the typical risks associated with fixed income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly. In addition, investments in CDOs may be characterized by the Fund as illiquid securities.

Shareholders should retain this Supplement for future reference

PRO-BD4-0515SUP